UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2006

SEROLOGICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26126	58-2142225
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employee Identification
Incorporation)		No.)

5655 Spalding Drive, Norcross, GA		30092
(Address of Principal Executive Offices)		(Zip Code)

(678) 728-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 6, 2006, the Company conducted a conference call confirming it previously announced 2005 earnings guidance and provided earnings guidance for fiscal year 2006. Also on January 6, 2006, the Company issued a press release regarding plant rationalization actions. The full text of the Company’s conference call and press release are attached hereto as Exhibits 99.1 and 99.2, respectively.  A presentation accompanying the conference call is attached hereto as Exhibit 99.3 and can also be found on the Company’s website: www.serologicals.com.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit	Description

99.1	Transcript of 2006 Guidance conference call on January 6, 2006
99.2	Serologicals Corporation press release dated January 6, 2006
99.3	Presentation accompanying 2006 Guidance conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION

	By:	/s/ HAROLD W. INGALLS
	Name:	Harold W. Ingalls
	Title:	Vice President of Finance and Chief
Financial Officer

Date: January 10, 2006

EXHIBIT INDEX

Number	Description

99.1	Transcript of 2006 Guidance conference call on January 6, 2006
99.2	Serologicals Corporation press release dated January 6, 2006
99.3	Presentation accompanying 2006 Guidance conference call